UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 21, 2013 (November 19, 2013)

MAGNUM HUNTER RESOURCES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32997	86-0879278
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Post Oak Boulevard, Suite 650
Houston, Texas 77056
(Address of principal executive offices, including zip code)

(832) 369-6986
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Pending Sale of Certain North Dakota Properties

On November 19, 2013, PRC Williston, LLC and Williston Hunter ND, LLC (collectively, “Seller”), subsidiaries of Magnum Hunter Resources Corporation (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with Euduro Operating LLC, a Delaware limited liability company (“Purchaser”). Pursuant to the Purchase and Sale Agreement, Seller agreed to sell, and Purchaser agreed to purchase, Seller’s right, title and interest in certain oil and gas properties and assets located in Burke, Renville, Bottineau and McHenry Counties, North Dakota, including operated working interests in approximately 30,000 acres and approximately 180 wells producing primarily from the Madison formation in the Williston Basin (the "ND Properties"). The ND Properties currently account for an aggregate of approximately 565 barrels of oil equivalent of average daily production, net to the ownership interest to be sold to Purchaser. Under the Purchase and Sale Agreement, the purchase price for the ND Properties is $45 million payable in cash (the “Purchase Price”). The Purchase Price is subject to customary adjustments as described in the Purchase and Sale Agreement.

The Purchase and Sale Agreement contains customary representations, warranties, covenants and indemnities by the parties thereto, and the closing of the transaction contemplated by the Purchase and Sale Agreement is subject to the satisfaction of certain customary closing conditions as described therein.

The sale and purchase of the ND Properties pursuant to the Purchase and Sale Agreement is expected to close on or before December 30, 2013, and will be effective as of September 1, 2013. Pursuant to the Purchase and Sale Agreement, on November 19, 2013, Purchaser deposited a $4.5 million performance deposit to Seller, which will be applied to the Purchase Price at closing or released to Seller or Purchaser, as the case may be, if closing fails to occur and either Seller or Purchaser terminates the Purchase and Sale Agreement in accordance with the terms thereof.

The foregoing description of the Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase and Sale Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Nineteenth Amendment to Second Amended and Restated Credit Agreement

On November 21, 2013, the Company entered into a Nineteenth Amendment to Second Amended and Restated Credit Agreement (the “Nineteenth Amendment”), by and among the Company, Bank of Montreal, as administrative agent, and the lenders and guarantors party thereto. The Second Amended and Restated Credit Agreement (the “Credit Agreement”) provides for an asset-based, senior secured revolving credit facility (the “Revolving Facility”) maturing April 13, 2016. The Revolving Facility is governed by a semi-annual borrowing base redetermination derived from the Company's proved crude oil and natural gas reserves and, based on such redeterminations, the borrowing base can be increased or decreased up to a maximum commitment level of $750 million.

The Nineteenth Amendment amends the Credit Agreement to eliminate the dollar limitation on intercompany debt and investments between the Company and a restricted subsidiary of the Company and between restricted subsidiaries of the Company. The Nineteenth Amendment amends certain other provisions of the Credit Agreement as set forth therein.

The foregoing description of the Nineteenth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Nineteenth Amendment, as well as the complete text of the Credit Agreement. The Nineteenth Amendment is attached hereto as Exhibit 10.1, and is incorporated herein by reference. A copy of the Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2011. Copies of the First, Second, Third, Fourth and Fifth Amendments to the Credit Agreement were filed as Exhibits 10.1, 10.1, 10.2, 10.1 and 10.1 to Current Reports on Form 8-K filed with the SEC on July 19, 2011, August 18, 2011, October 4, 2011, December 12, 2011 and February 21, 2012, respectively. Copies of the Sixth and Seventh Amendments to the Credit Agreement were filed as Exhibits 10.1 and 10.2 to a Current Report on Form 8-K filed with the SEC on May 8, 2012. A copy of the Eighth Amendment to the Credit Agreement was filed as Exhibit 10.3 to a Quarterly Report on Form 10-Q filed with the SEC on August 9, 2012. A copy of the Ninth Amendment to the Credit Agreement was filed as Exhibit 10.1 to a Current Report on Form 8-K filed with the SEC on August 13, 2012. Copies of the Tenth and Eleventh Amendments to the Credit Agreement were filed as Exhibits 10.1 and 10.2 to a Current Report on Form 8-K filed with the SEC on November 14, 2012. Copies of the Twelfth, Thirteenth, Fourteenth, Fifteenth, Sixteenth and Seventeenth Amendments to the Credit Agreement were filed as Exhibits 10.1, 10.1, 10.1, 10.1, 10.1 and 10.1 to Current Reports on Form 8-K filed with the SEC on December 7, 2012, December 21, 2012, March 1, 2013, March 22,

2013, April 8, 2013 and April 26, 2013, respectively. A copy of the Eighteenth Amendment to the Credit Agreement was filed as Exhibit 10.1 to a Quarterly Report on Form 10-Q filed with the SEC on August 9, 2013.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K describing the Nineteenth Amendment is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of November 19, 2013, between PRC Williston, LLC, Williston Hunter ND, LLC and Enduron Operating, LLC*

10.1
Nineteenth Amendment to Second Amended and Restated Credit Agreement, dated November 21, 2013, by and among the Company, Bank of Montreal, as administrative agent, and the lenders and guarantors party thereto.

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Purchase and Sale Agreement have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES CORPORATION

Date: November 21, 2013	/s/ Gary C. Evans
Gary C. Evans,
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Purchase and Sale Agreement, dated as of November 19, 2013, between PRC Williston, LLC, Williston Hunter ND, LLC and Enduro Operating, LLC*

10.1
Nineteenth Amendment to Second Amended and Restated Credit Agreement, dated November 21, 2013, by and among the Company, Bank of Montreal, as administrative agent, and the lenders and guarantors party thereto.

*Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules and similar attachments to the Purchase and Sale Agreement have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.